Events after the balance sheet date	6 Months Ended
Jun. 30, 2018
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events after the balance sheet date

8. Events after the balance sheet date

On 12 July 2018, Rio Tinto, PT Indonesia Asahan Aluminium (Persero) (Inalum) and Freeport McMoran Inc. (FCX) announced they had signed a non-binding agreement in relation to the future ownership of the Grasberg mine in Indonesia. The Heads of Agreement details the proposed principal terms for the sale of Rio Tinto’s entire interest in Grasberg to Inalum, Indonesia’s state mining company, for US$3.5 billion. All parties have committed to work towards agreeing and signing binding agreements in the second half of 2018. Given the terms that remain to be agreed, the likelihood of the transaction completing is not considered highly probable at this time. Any final agreements will be subject to approval by the necessary government regulators and authorities. The Group’s investment in Grasberg has not been treated as an asset held for sale as at 30 June 2018.

On 1 August 2018, Rio Tinto announced it had completed the sale of its remaining coal assets in Queensland, Australia for $3.95 billion.  The completed sales include Rio Tinto’s interests in the Hail Creek coal mine and Valeria coal development project to Glencore for $1.7 billion, and its interest in the Kestrel underground coal mine to Kestrel Coal Resources Pty Ltd, comprising EMR Capital and PT Adaro Energy Tbk, for $2.25 billion.